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                                                                   Exhibit 10.11


                              TERAYON CORPORATION

                              EMPLOYMENT AGREEMENT

     THIS AGREEMENT is entered into by and between TERAYON CORPORATION, a California corporation (the "Company"), and ZAKI RAKIB ("Employee"), as of this __ day of February, 1993 at San Jose, California.

     In consideration of the mutual promises contained below, the parties agree as follows:

1.  EMPLOYMENT.

    (a) ACCEPTANCE. By this Agreement, the Company employs Employee and Employee accepts employment with the Company. Employee represents to the Company that he is free to enter into and fully perform the duties described under this Agreement.

    (b) DUTIES. Employee will serve the Company in the capacity of Chief Executive Officer and Chief Financial Officer, performing such duties as the Board of Directors will determine from time to time in its discretion. Employee will perform and discharge all of his duties to the best of his ability on a part-time basis.

2. DURATION. This Agreement and Employee's employment with the Company is not for a specified term, is at will and may be terminated by either party with or without cause at any time upon written notice. This Agreement will terminate upon the death of the Employee.

3.  SALARY AND BENEFITS.

    (a) SALARY. For the performance of all of Employee's obligations under this Agreement, the Company will pay Employee a salary as the Board of Directors will determine, payable as earned in accordance with the payroll policies of the Company as constituted from time to time.

    (b) STOCK PURCHASE. The Company's Board of Directors (the "Board") will grant the Employee an opportunity to purchase 100 shares (the "Shares") of the Company's Common Stock subject to the terms and conditions of a Founder's Restricted Stock Purchase Agreement (the "Stock Purchase Agreement").

    (c) RESTRICTIONS ON SHARES. The Purchase Agreement shall provide that as a condition to purchasing the Shares Employee will deliver to the Company an Irrevocable Proxy (the "Proxy") appointing Selim Rakib (the "Proxy Holder") as Employee's attorney and proxy to attend meetings, vote, give consents and in all other ways to act in his place with respect to the Shares for a period of ten years from the effective date of the Purchase Agreement or until such time as the Proxy Holder's right to hold the Proxy is terminated according to the terms that certain Employment Agreement dated February __, 1993 between the Company and the Proxy Holder. In addition, the Purchase Agreement will provide that the Shares will be subject to certain rights of first refusal as set forth in the Company's Bylaws.

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    (d)  EXPENSES.  The Company will reimburse Employee for all reasonable and necessary travel and other expenses incurred by Employee in connection with his duties hereunder in accordance with the Company's normal timetable of expense reimbursements in effect from time to time.

    (e) OTHER BENEFITS. During the term of employment under this Agreement the Employee will be entitled to receive other benefits of employment generally available to the Company's other similarly situated employees as he becomes eligible for them.

    (f) WITHHOLDING. All sums payable to Employee under this Agreement will be reduced by all federal, state, local and other withholding and similar taxes and payments required by applicable law.

4.  ADDITIONAL TERMS.

    (a) ASSIGNMENT. This Agreement is not assignable by Employee except with the written consent of the Company. This Agreement will be binding upon Employee's heirs, executors, administrators, other legal representatives and assigns and is for the benefit of the Company, its successors, assigns and affiliates.

    (b) GOVERNING LAW. This Agreement will be construed in accordance with and governed by the laws of the State of California.

    (c) ENTIRE AGREEMENT. This Agreement expresses the entire understanding of the parties with respect to the subject matter hereof and supersedes and terminates any prior oral or written agreement with respect to such subject matter.

    (d) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same document.

    (e) NOTICES. All notices hereunder will be in writing and will be deemed to have been given when delivered personally or mailed by certified mail, return receipt requested, to the other party at the address set forth below such party's signature hereto, or at such other address as may be hereafter requested for such purpose by notice duly given hereunder.

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     The parties to this Agreement hereby accept and agree to the above terms and acknowledge receipt of a copy of this Agreement.

TERAYON CORPORATION                      ___________________________________
                                         Employee's Signature

By:                                      Zaki Rakib
    _________________________________    ___________________________________
                                         (Employee's Name)
Title: ______________________________

Address: ____________________________    Address:  1408 Miller Avenue
                                                   _________________________
                                         San Jose, CA  95129
_____________________________________    ___________________________________


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